SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 7, 2002

GENTIVA HEALTH SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3 Huntington Quadrangle, 2S, Melville, New York	11747-8943
(Address of Principal Executive Offices)	(Zip Code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c)	Exhibits. The following exhibits are filed herewith:
Exhibit No.	Description

99.1	Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 7, 2002.

99.2	Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 7, 2002.

Item 9.      Regulation FD Disclosure

          This Report and the attached exhibits are being furnished pursuant to Regulation FD.  On August 7, 2002, Ronald A. Malone, the Chief Executive Officer of Gentiva Health Services, Inc., and John R. Potapchuk, the Chief Financial Officer of Gentiva Health Services, Inc., each filed with the Securities and Exchange Commission (the "Commission") the sworn statements required by the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460).  A copy of the sworn statements are attached as Exhibits 99.1 and 99.2.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)

/s/ John R. Potapchuk John R. Potapchuk Senior Vice President and Chief Financial Officer

Date:  August 7, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 7, 2002.

99.2	Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 7, 2002.